UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☑        Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

TransUnion

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SCAN TO VIEW MATERIALS & VOTE w TRANSUNION VOTE BY INTERNET 555 WEST ADAMS STREET Before The Meeting—Go to www.proxyvote.com or scan the QR Barcode above CHICAGO, ILLINOIS 60661 Use until the 11:59 Internet p.m. to Eastern transmit Daylight your Time voting on instructions May 6, 2025 and . Have for electronic your proxy delivery card in of hand information when you up access voting instruction the website form and . follow the instructions to obtain your records and to create an electronic During The Meeting—Go to www.virtualshareholdermeeting.com/TRU2025 You is printed may attend in the box the meeting marked by via the the arrow Internet available and vote and during follow the the meeting instructions . Have . the information that VOTE Use any BY touch PHONE -tone—1-800 telephone -690-6903 to transmit your voting instructions up until 11:59 p.m. Eastern the instructions Daylight . Time on May 6, 2025. Have your proxy card in hand when you call and then follow Mark, VOTE BY sign MAIL and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELECTRONIC If you would like DELIVERY to reduce OF the FUTURE costs incurred PROXY MATERIALS by us in mailing proxy materials, you can consent to receiving Internet. To all future sign up proxy for electronic statements, delivery, proxy cards please and follow annual the reports instructions electronically above to via vote e-mail using or the the in Internet future and, years when . prompted, indicate that you agree to receive or access proxy materials electronically TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V64938-P25235 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY TRANSUNION The Board of Directors recommends you vote FOR each of the nominees for director: 1. Election of Directors Nominees: For Against Abstain 1a. George M. Awad ! ! ! The Board of Directors recommends you vote FOR For Against Abstain proposals 2 and 3: 1b. Christopher A. Cartwright ! ! ! 2. Ratification of appointment of PricewaterhouseCoopers LLP ! ! ! as TransUnion’s independent registered public accounting firm for the fiscal year ending December 31, 2025. 1c. Suzanne P. Clark ! ! ! 1d. Hamidou Dia ! ! ! 3. To approve, on a non-binding advisory basis, the ! ! ! compensation of TransUnion’s named executive officers. 1e. Russell P. Fradin ! ! ! NOTE: By execution of this Proxy Card, the undersigned hereby authorizes the proxies to vote, in their discretion, on any other 1f. Charles E. Gottdiener ! ! ! business that may properly be brought before the meeting or any postponement thereof. 1g. Pamela A. Joseph ! ! ! 1h. Thomas L. Monahan, III ! ! ! 1i. Ravi Kumar Singisetti ! ! ! 1j. Linda K. Zukauckas ! ! ! Your signature should appear exactly the same as your name appears. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and our 2024 Annual Report (which includes our Annual Report on Form 10-K for the year ended December 31, 2024) are available at www.proxyvote.com. V64939-P25235 TRANSUNION THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS MAY 7, 2025 The undersigned stockholder(s) of TransUnion hereby appoint(s) Heather J. Russell and Rachel W. Mantz, or either of them, as proxies, with full power of substitution, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of TransUnion that the undersigned would be entitled to vote at the Annual Meeting of Stockholders to be held at 12:00 p.m., Central Daylight Time on May 7, 2025, and any adjournment or postponement thereof. The Annual Meeting of Stockholders will be held virtually via live audio webcast at: www.virtualshareholdermeeting.com/TRU2025. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES UNDER PROPOSAL 1, FOR PROPOSALS 2 AND 3, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. CONTINUED AND TO BE SIGNED ON REVERSE SIDE.